MEMBERS LIFE INSURANCE COMPANY
Income Benefit Supplement Dated September 30, 2025
to
TruStage™ ZoneChoice Income Annuity Statutory Prospectus and Initial Summary Prospectus
dated September 30, 2025
INCOME BENEFIT TERMS
FOR CONTRACT APPLICATIONS SIGNED ON OR AFTER SEPTEMBER 30, 2025
This Income Benefit Supplement (this "Supplement") applies to the TruStage™ ZoneChoice Income
Annuity Contract (the “Contract”). Please read it carefully and keep it with your Prospectus for future reference. Capitalized terms have the meanings provided in the Prospectus. To confirm that you have the most current Income Benefit Supplement, please ask your financial professional; contact us at 2000
Heritage Way, Waverly, IA 50677 or 1-800-798-5500; or go to https://www.trustage.com/regulatory-
documents. This Supplement has no specified end date and is effective until superseded by a subsequent Income Benefit Supplement. We will file a new Income Benefit Supplement at least 10
Business Days before new Income Benefit terms go into effect. Once your Contract is issued, the
Income Benefit terms applicable to you will not change for the life of your Contract. You can find
Income Benefit terms for prior Contract Application Dates in Appendix C to the Prospectus.
This Supplement provides current values for the following Income Benefit terms that you need to understand when buying the Contract and choosing an Income Benefit rider: Base Withdrawal
Percentage, Annual Increase Percentage, and Income Benefit Fee Rate.
A combination of the Base Withdrawal Percentage and the Annual Increase Percentage is used to determine the Income Benefit Percentage. The percentages that apply to you depend on whether there is one Covered Person or two Covered Persons, and the Covered Person(s) Age(s) as of the Contract Issue
Date. If there are two Covered Persons, the joint life option rates apply. The Annual Increase Percentage is subject to a Maximum Annual Increase Period of 20 years.
For you to receive the Income Benefit terms reflected in this Supplement:
•your Application Signed Date must be on or after the date set forth above and before we establish new Income Benefit terms through a new Supplement; and
•we must receive your paperwork in Good Order within 14 calendar days of the Application Signed
Date; and
•we must receive the Purchase Payment within 60 calendar days of the Application Signed Date.
Once these conditions are met, if we establish new Income Benefit terms before we issue your Contract that all change to your advantage or are unchanged, we will apply the new Income Benefit terms on the
Contract Issue Date. However, if any new Income Benefit term changes to your disadvantage, we will apply all of the Income Benefit terms in this Supplement.
If you do not meet the above conditions and we establish new Income Benefit terms after the Application
Signed Date, the new Income Benefit terms will apply. However, if any new Income Benefit term changes to your disadvantage, we will consider your application not in Good Order; before we issue your Contract, we will require you to acknowledge that you wish to proceed based on the changed (less advantageous)
Income Benefit terms.

KEY INFORMATION

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Allocation Options you choose.
There is an implicit ongoing fee on the Risk Control Accounts to the extent that the Cap Rate or Dual Step Rate limit your
participation in Index gains, which is not reflected in the tables below. This means your returns may be lower than the Index's returns; however, in exchange for accepting limits on Index
gains, you receive some protection from Index losses through the Floors, Buffers, and Boosts.
Please refer to your Contract Data Page and Rider Data Page for information about the specific fees you will pay each year based on the options you have elected. Once your Contract is issued, your
Income Benefit Fee Rate will not change for the life of your Contract.
				Location in Prospectus: Fee Table Charges and Adjustments
	Annual Fee	Minimum Charge	Maximum Charge
	Income Benefit Fee Rate(1) (may vary by Income Benefit rider)	1.50%	1.50%
	(1) As a percentage of the average daily Income Benefit Base for the prior Contract Year.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract,
which could result in Surrender Charges, negative Interim Value calculations, and a negative Market Value Adjustment that
substantially increase costs.

	Lowest Annual Cost: $1,340	Highest Annual Cost: $1,340

Assumes:
•$100,000 investment
•5% annual appreciation
•Least expensive Income Benefit
Rider
•No sales charges
•No transfers or withdrawals
•$0 Interim Value calculation on
Income Benefit Fee deduction
•No Market Value Adjustment

Assumes:
•$100,000 investment
•5% annual appreciation
•Most expensive Income Benefit
Rider
•No sales charges
•No transfers or withdrawals
•$0 Interim Value calculation on
Income Benefit Fee deduction
•No Market Value Adjustment

CHARGES AND ADJUSTMENTS - Income Benefit Fee

Income Benefit Fee Rate (as a percentage of the average daily Income Benefit Base for the prior Contract Year)	Current Charge
IncomeGrowth Protection Rider	1.50%
IncomeGrowth Performance Rider	1.50%

Percentages for Single Life Income Benefit Payments
Age on Contract Issue Date	IncomeGrowth Protection		IncomeGrowth Performance
	Base Withdrawal Percentage	Annual Increase Percentage	Base Withdrawal Percentage	Annual Increase Percentage
21 - 44	3.50%	0.20%	2.75%	0.20%
45	4.50%	0.20%	3.75%	0.20%
46	4.65%	0.20%	3.90%	0.20%
47	4.80%	0.20%	4.05%	0.20%
48	4.95%	0.20%	4.20%	0.20%
49	5.10%	0.20%	4.35%	0.20%
50	5.25%	0.20%	4.50%	0.20%
51	5.40%	0.20%	4.65%	0.20%
52	5.55%	0.20%	4.80%	0.20%
53	5.70%	0.20%	4.95%	0.20%
54	5.85%	0.20%	5.10%	0.20%
55	6.00%	0.25%	5.25%	0.25%
56	6.10%	0.25%	5.35%	0.25%
57	6.20%	0.25%	5.45%	0.25%
58	6.30%	0.25%	5.55%	0.25%
59	6.40%	0.25%	5.65%	0.25%
60	6.50%	0.30%	5.75%	0.30%
61	6.60%	0.30%	5.85%	0.30%
62	6.70%	0.30%	5.95%	0.30%
63	6.80%	0.30%	6.05%	0.30%
64	6.90%	0.30%	6.15%	0.30%
65	7.00%	0.35%	6.25%	0.35%
66	7.10%	0.35%	6.35%	0.35%
67	7.20%	0.35%	6.45%	0.35%
68	7.30%	0.35%	6.55%	0.35%
69	7.40%	0.35%	6.65%	0.35%
70	7.50%	0.40%	6.75%	0.40%
71	7.60%	0.40%	6.85%	0.40%
72	7.70%	0.40%	6.95%	0.40%
73	7.80%	0.40%	7.05%	0.40%
74	7.90%	0.40%	7.15%	0.40%
75	8.00%	0.45%	7.25%	0.45%
76	8.00%	0.45%	7.25%	0.45%
77	8.00%	0.45%	7.25%	0.45%
78	8.00%	0.45%	7.25%	0.45%
79	8.00%	0.45%	7.25%	0.45%
80+	8.00%	0.50%	7.25%	0.50%

Percentages for Joint Life Income Benefit Payments
Age on Contract Issue Date*	IncomeGrowth Protection		IncomeGrowth Performance
	Base Withdrawal Percentage	Annual Increase Percentage	Base Withdrawal Percentage	Annual Increase Percentage
21 - 44	2.75%	0.20%	2.00%	0.20%
45	3.75%	0.20%	3.00%	0.20%
46	3.90%	0.20%	3.15%	0.20%
47	4.05%	0.20%	3.30%	0.20%
48	4.20%	0.20%	3.45%	0.20%
49	4.35%	0.20%	3.60%	0.20%
50	4.50%	0.20%	3.75%	0.20%
51	4.65%	0.20%	3.90%	0.20%
52	4.80%	0.20%	4.05%	0.20%
53	4.95%	0.20%	4.20%	0.20%
54	5.10%	0.20%	4.35%	0.20%
55	5.25%	0.25%	4.50%	0.25%
56	5.35%	0.25%	4.60%	0.25%
57	5.45%	0.25%	4.70%	0.25%
58	5.55%	0.25%	4.80%	0.25%
59	5.65%	0.25%	4.90%	0.25%
60	5.75%	0.30%	5.00%	0.30%
61	5.85%	0.30%	5.10%	0.30%
62	5.95%	0.30%	5.20%	0.30%
63	6.05%	0.30%	5.30%	0.30%
64	6.15%	0.30%	5.40%	0.30%
65	6.25%	0.35%	5.50%	0.35%
66	6.35%	0.35%	5.60%	0.35%
67	6.45%	0.35%	5.70%	0.35%
68	6.55%	0.35%	5.80%	0.35%
69	6.65%	0.35%	5.90%	0.35%
70	6.75%	0.40%	6.00%	0.40%
71	6.85%	0.40%	6.10%	0.40%
72	6.95%	0.40%	6.20%	0.40%
73	7.05%	0.40%	6.30%	0.40%
74	7.15%	0.40%	6.40%	0.40%
75	7.25%	0.45%	6.50%	0.45%
76	7.25%	0.45%	6.50%	0.45%
77	7.25%	0.45%	6.50%	0.45%
78	7.25%	0.45%	6.50%	0.45%
79	7.25%	0.45%	6.50%	0.45%
80+	7.25%	0.50%	6.50%	0.50%
*Age of the older Covered Person on the Contract Issue Date if the older Covered Person's Age is within 5 years of the younger Covered Person's Age; if the age difference is greater than 5 years, the Age of the younger Covered Person on the Contract Issue Date will be used.

TruStage™ ZoneChoice Income Annuity
Issued by:
MEMBERS Life Insurance Company
INITIAL SUMMARY PROSPECTUS FOR NEW INVESTORS
DATED SEPTEMBER 30, 2025
This Initial Summary Prospectus summarizes key features of the TruStage™ ZoneChoice Income
Annuity, an individual or joint owned, single premium deferred modified guaranteed index annuity contract. Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at https://www.trustage.com/regulatory-documents. You can also obtain this information at no cost by calling 1-800-798-5500 or by emailing
AnnuityAndPRTManagersMail@trustage.com.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. Upon cancellation, you will receive a full refund of the amount you paid with your application (less any withdrawals). Some states may permit a longer period for you to return your Contract, or different calculations and requirements for refunded amounts. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov/.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

APPENDIX - ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT	A-1

GLOSSARY

Accumulation Period. The period of time that begins on the Contract Issue Date and ends on the Payout
Date or the date this Contract is terminated if earlier.
Adjusted Index Return. The Index Return for the current Interest Term adjusted for the Crediting
Strategy. This value is only calculated at the end of the Interest Term.
Administrative Office. MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677.
Phone: 1-800-798-5500.
Age. Age as of last birthday.
Allocation Options. All available options under the Contract for allocating your Purchase Payment and
Contract Value. Your selling firm may limit the Allocation Options available to you when your Contract is issued.
Annual Free Withdrawal Amount. The amount that can be withdrawn each Contract Year without incurring a Surrender Charge or Market Value Adjustment. For the first six Contract Years, it is equal to
10% of the Contract Value determined at the beginning of each Contract Year. Beginning on the sixth
Contract Anniversary, it is equal to 20% of the Contract Value determined at the beginning of each
Contract Year. Income Benefit Payments are considered a withdrawal for purposes of determining the
Annual Free Withdrawal Amount.
Annual Increase Percentage. The percentage that is added to the Income Benefit Percentage for each whole Contract Year from the Contract Issue Date until the Income Benefit Payment Start Date, subject to the Maximum Annual Increase Period.
Annuitant (Joint Annuitant). The person(s) whose life (or lives) determines the Payout Period Income
Payment amount payable under the Contract. If the Owner is a non-natural person, the Annuitant(s) is also the person(s) whose death determines the Death Benefit.
Application Signed Date. The date that you sign your application. For applications transmitted through electronic order entry, the Application Signed Date is the initial submission date and may be different than the wet signature date. Please speak with your Financial Professional to determine which date applies to your application.
Authorized Request. A signed and dated request that is in Good Order. Without limitation, any of the following requests must be signed by all Owners and any assignee: transfer value, change a party to the
Contract, change the Payout Date, or make a partial withdrawal or full surrender of the Contract. An
Authorized Request may also include a phone, fax, or electronic request for specific transactions.
Base Withdrawal Percentage. The Income Benefit Percentage on the Contract Issue Date.
Beneficiary (Beneficiaries). The person(s) or entity(ies) who will receive the Death Benefit proceeds due to the Owner’s death, or in the case of a non-natural Owner, upon the death of the Annuitant.
Boost. The percentage added to an Index Return that is less than zero to determine the Adjusted Index
Return. It is also the minimum Adjusted Index Return when the Index Return is greater than or equal to zero.
Buffer. The maximum amount of negative interest assumed by the Company for an Interest Term, and any additional negative interest will be credited to the Risk Control Account.
Business Day. Any day that the New York Stock Exchange is open for trading. All requests for transactions that are received at our Administrative Office in Good Order on any Business Day prior to market close, generally 4:00 P.M. Eastern Time, will be processed as of the end of that Business Day.
Cap Rate. The maximum amount of interest the Company will credit to the Risk Control Account for an
Interest Term. If the Cap Rate is uncapped, the Cap Rate is not applied to the Crediting Strategy.

Company. MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.
Contract. The TruStage™ ZoneChoice Income Annuity, an individual or joint owned, single purchase payment deferred index-linked annuity contract issued by MEMBERS Life Insurance Company.
Contract Anniversary. The same day and month as the Contract Issue Date for each year the Contract remains in force.
Contract Data Page. Pages attached to your Contract that describe certain terms applicable to your specific Contract.
Contract Issue Date. The day your Contract is issued. This date will be used to determine Contract
Years and Contract Anniversaries.
Contract Value. The total value of your Contract during the Accumulation Period. All values are calculated as of the end of a Business Day.
Contract Year. Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and ending one day before the next Contract Anniversary.
Covered Person(s). The natural person(s) whose Age and lifetime we base Income Benefit Payments on under the Income Benefit.
Crediting Base. The amount used to calculate the Risk Control Account Value. It is equal to the amount allocated to a Risk Control Account at the start of the Interest Term, reduced proportionally for any withdrawals, Flex Transfers, the Income Benefit Fee, or Contract Value applied to a Payout Option.
Crediting Strategy. The method by which interest is calculated for an Allocation Option during the
Interest Term.
Death Benefit. The amount the Beneficiary is entitled to upon the death of an Owner who is a natural person or the death of an Annuitant if the Owner is a non-natural person.
Dual Step Rate. The percentage that equals the Adjusted Index Return when the Index Return is greater than or equal to the applicable Buffer for the Crediting Strategy.
Excess Withdrawal. The portion of a withdrawal that, when added to other withdrawals during the current Contract Year, is greater than the total Income Benefit Payment for the current Contract Year.
Excess Withdrawals include withdrawals prior to the Income Benefit Payment Start Date and deductions for any applicable Surrender Charge and Market Value Adjustment.
Fixed Account. An Allocation Option that is part of our General Account to which we credit a fixed annual rate of interest referred to as the Fixed Interest Rate.
Fixed Account Nonforfeiture Value. The value used to determine the Fixed Account minimum values. It applies to the Surrender Value, the entire Contract Value applied to a Payout Option, and Death Benefit proceeds upon the death of an Owner during the Accumulation Period.
Fixed Interest Rate. The effective annual rate of interest credited to the Fixed Account. The Fixed
Interest Rate will never be less than 0.05%.
Flex Transfer. The voluntary transfer of some or all of the value in any Risk Control Account to the Fixed
Account prior to the end of the Interest Term.
Floor. The maximum amount of negative interest for an Interest Term used to determine the Adjusted
Index Return that may be credited to the Risk Control Account for an Interest Term.
General Account. All of the Company’s assets other than the assets in its separate accounts.
Good Order. A request or transaction generally is considered in “Good Order” if we receive it at our
Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information and supporting legal documentation necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation necessary for a transaction or instruction generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to the Purchase
Payment, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time, including without limitation, the conditions and time periods related to the application of Income Benefit Terms in the Income Benefit
Supplement. If you have any questions, you should contact us or your financial professional before submitting the form or request.
Income Benefit. A non-optional feature also known as a guaranteed lifetime withdrawal benefit, that, subject to certain conditions, provides guaranteed lifetime payments (“Income Benefit Payments”) based on a single or joint percentage (“Income Benefit Percentage”) of your Income Benefit Base.
Income Benefit Base. The amount upon which the Income Benefit Payment is based.
Income Benefit Fee. A fee equal to the Income Benefit Fee Rate multiplied by the average daily Income
Benefit Base for the prior Contract Year. The Income Benefit Fee is assessed as long as the Income
Benefit rider is in effect. The fee compensates us for the expenses, mortality risk, and expense risk assumed by us for providing the Income Benefit.
Income Benefit Fee Rate. The percentage used to calculate the Income Benefit Fee.
Income Benefit Payment(s). The guaranteed lifetime withdrawal amount.
Income Benefit Percentage. The percentage applied to the Income Benefit Base to determine the annual Income Benefit Payment. The Income Benefit Payment equals the Income Benefit Percentage (a combination of the Base Withdrawal Percentage and the Annual Increase Percentage) multiplied by the
Income Benefit Base.
Income Benefit Payment Start Date. The date Income Benefit Payments begin.
Income Benefit Supplement. A periodic supplement to this Prospectus that provides current values for the following Income Benefit terms: Annual Increase Percentages, Base Withdrawal Percentages, and
Income Benefit Fee Rate.
Index, Indices. The reference index (or indices) that is a benchmark designed to track the performance of a portfolio of securities and is used to determine the Index Return, Adjusted Index Return, and Interim
Value for a Crediting Strategy.
Index Return. The percentage change in the reference Index from the beginning of the Interest Term to the end of the Interest Term.
Index Value. The closing value for the reference Index as of the end of a Business Day.
Interest Term. The period for which interest is calculated for an Allocation Option. The Interest Term may vary by Allocation Option. Interest Terms will start and end on a Contract Anniversary, unless otherwise specified.
Interim Value. The value for a Risk Control Account on any day other than the first and last Business Day of an Interest Term.
Internal Revenue Code (IRC). The Internal Revenue Code of 1986, as amended.
Irrevocable Beneficiary. A Beneficiary who must consent to being changed or removed as a Beneficiary.
By designating an Irrevocable Beneficiary, you give up the right to change that Beneficiary unilaterally.
Market Value Adjustment. An adjustment (increase or decrease) that may be applied to a full surrender or partial withdrawal prior to the end of the six-year rolling period that begins on the Contract Issue Date.

The Market Value Adjustment does not apply to transfers (including Flex Transfers) or to the Annual Free
Withdrawal Amount.
Maximum Annual Increase Period. The number of years after which no further Annual Increase
Percentages will be applied.
Non-Qualified Contract. An annuity contract that is independent of any formal retirement or pension plan.
Owner (Joint Owner). The person(s) or entity who own(s) the Contract and has (have) all rights under the Contract. Unless owned by a non-natural person, the Owner is also the person(s) whose death determines the Death Benefit. The Owner is also referred to as “you” or “your”.
Participation Rate. The percentage that may be applied to an Index Return to determine the Adjusted
Index Return. For any Risk Control Account with a Buffer or Floor, the percentage is applied to an Index
Return that is greater than zero. For any Risk Control Account with a Boost, the percentage is applied to an Index Return that is greater than the Boost.
Payout Date. The date the first Payout Period Income Payment is paid from the Contract to the Owner.
Payout Option. The choices available under the Contract for payout of your Contract Value.
Payout Period. The period of time that begins on the Payout Date and continues until we make the last payment as provided by the Payout Option chosen or the last Income Benefit Payment.
Payout Period Income Payment. Income payments made during the Payout Period.
Purchase Payment. The amount paid to us, by or on behalf of an Owner, that is used to establish the annuity on the Contract Issue Date. We do not allow any additional Purchase Payments.
Qualified Contract. An annuity that is part of an individual retirement plan, pension plan or employer-
sponsored retirement program that is qualified for special treatment under the Internal Revenue Code.
Required Minimum Distributions (RMDs). The required minimum distribution defined by section
401(a)(9) of the IRC for the Contract and as determined by us. RMDs only apply to Qualified Contracts.
Rider Data Page. Pages attached to the Income Benefit rider that describe certain terms applicable to your specific rider.
Risk Control Account. An Allocation Option to which we credit interest based in part on the performance of an Index, subject to the Crediting Strategy.
Risk Control Account Value. The portion of the Contract Value in a Risk Control Account.
SEC. The U.S. Securities and Exchange Commission.
Spouse. The person to whom you are legally married. The term Spouse includes the person with whom you have entered into a legally-sanctioned marriage that grants you the rights, responsibilities, and obligations married couples have in accordance with applicable state laws. Individuals who do not meet the definition of Spouse may have adverse tax consequences when exercising provisions under this
Contract and any attached endorsements or riders. Additionally, individuals in other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as Spouses as defined in this Contract for federal tax purposes. Consult with a tax advisor for more information on this subject and before exercising benefits under the contract and any attached endorsements or riders.
Surrender Charge. The charge associated with surrendering either some or all of the Contract Value.
Surrender Value. The amount you are entitled to receive if you elect to surrender this Contract during the
Accumulation Period.
Valuation Period. The period beginning at the close of one Business Day and continuing to the close of the next succeeding Business Day.

OVERVIEW OF THE CONTRACT

The following is a summary of the key features of the Contract. This summary does not include all the information you should consider before purchasing a Contract. You should carefully read the entire
Prospectus, which contains more detailed information concerning the Contract and the Company, before making an investment decision.
You should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether it is appropriate for you based upon your financial situation and objectives. The Company is not an investment adviser and does not provide any investment advice to you in connection with the Contract.
Purpose
The Contract is an individual or joint owned, single purchase payment deferred index-linked annuity contract. It is designed for you to take lifetime payments under a non-optional Income Benefit, which subject to certain conditions, provides guaranteed lifetime Income Benefit Payments based on a percentage of your Income Benefit Base for the life of a Covered Person(s). The Contract can help you save for retirement by allowing your Contract Value to earn interest from the Risk Control Accounts and/or
Fixed Account on a tax-deferred basis. You generally will not pay taxes on your earnings (your Contract
Value minus the portion of your Purchase Payment not previously withdrawn) until you withdraw them.
The Contract is designed for long-term investors and is not intended for someone who needs ready access to cash.
Purchase and Contract Periods
You may purchase the Contract with a single Purchase Payment of at least $10,000. You may not make additional Purchase Payments.
There are two periods to your Contract: an Accumulation Period and a Payout Period.
Accumulation Period. The Accumulation Period begins on the Contract Issue Date and continues until the Payout Date or the date the Contract is terminated if earlier. During the Accumulation Period, you allocate your Contract Value to the Risk Control Accounts and the Fixed Account. Additional information about each Allocation Option is provided in Appendix A.
Payout Period. The Payout Period begins on the Payout Date and continues until we make the last payment as provided by the Payout Option chosen or the last Income Benefit Payment. On the first day of the Payout Period, the Contract Value (calculated using the Interim Value calculation if the Payout Date is before the end of an Interest Term for a Risk Control Account, and subject to the Fixed Account
Nonforfeiture Value, if applicable) will be applied to the Payout Option you select unless the Income
Benefit is in effect and would be higher. When the Payout Period begins, you will no longer be able to make withdrawals. The Death Benefit terminates when the Contract is applied to a Payout Option.
Income Benefit
The Income Benefit (also known as a guaranteed lifetime withdrawal benefit or GLWB) is automatically included with your Contract. On the Contract application, you must choose from one of the two Income
Benefit riders we offer. This election cannot be changed. The IncomeGrowth Protection rider offers relatively higher guaranteed income by generally providing a higher Base Withdrawal Percentage; and
the IncomeGrowth Performance offers the potential for higher performance over time by offering additional Risk Control Account Allocation Options. The Risk Control Accounts are more limited in number and upside potential with the IncomeGrowth Protection rider, and with the IncomeGrowth Performance rider for reallocations after the Income Benefit Payment Start Date. See Appendix A. We assess an annual Income Benefit Fee, which is disclosed in the current Income Benefit Supplement along with other important Income Benefit terms you need to understand when deciding which rider to choose. You should not sign an application for the Contract without first reading the current Income Benefit Supplement.
Subject to certain conditions, the Income Benefit provides guaranteed lifetime Income Benefit Payments determined by multiplying the Income Benefit Percentage and the Income Benefit Base.
•The Income Benefit Percentage is a combination of the Base Withdrawal Percentage and the
Annual Increase Percentage.
•The Base Withdrawal Percentage is the Income Benefit Percentage on the Contract Issue Date.
•The Annual Increase Percentage is a percentage added to the Income Benefit Percentage for each whole Contract Year from the Contract Issue Date until the Income Benefit Payment Start Date, subject to the Maximum Annual Increase Period.
•The Covered Person(s) is (are) the natural person(s) whose Age and lifetime we base Income
Benefit Payments on. If there is one Covered Person, the Base Withdrawal Percentage and Annual
Increase Percentage are determined based on your election of single life option rates using the Age of the Covered Person as of the Contract Issue Date. If there are two Covered Persons, the Base
Withdrawal Percentage and Annual Increase Percentage are determined based on your election of joint life option rates using the older Covered Person's Age as of the Contract Issue Date if the older
Covered Person's Age is within 5 years of the younger Covered Person's Age; if the age difference is greater than 5 years, the younger Covered Person's Age will be used. There are restrictions on who can become a Covered Person, and the Owner cannot request to remove, add, or change a Covered
Person except as described in this Prospectus. Also, joint life Income Benefit Payments are not available for non-natural owners.
•The Maximum Annual Increase Period is the number of years after which no further Annual
Increase Percentages will be applied. For both Income Benefit riders, the Maximum Annual Increase
Period is 20 years.
•The Income Benefit Base is initially equal to the Purchase Payment. The Income Benefit Base (and therefore the Income Benefit Payment) is recalculated on each Contract Anniversary and on any date you take an Excess Withdrawal.
•Excess Withdrawals are the portion of a withdrawal that, when added to other withdrawals during the current Contract Year, is greater than the total Income Benefit Payment for the current Contract
Year. Excess Withdrawals include any withdrawals prior to the Income Benefit Payment Start Date
(including systematic withdrawals and Required Minimum Distributions) and deductions for any applicable Surrender Charge and Market Value Adjustment.
The Income Benefit Payment is calculated on the Income Benefit Payment Start Date. Income Benefit
Payments can begin as early as the 50th birthday of the younger Covered Person or two Business Days after the Contract Issue Date. You may take the full or partial Income Benefit Payment amount through the systematic withdrawal program. If you take less than the Income Benefit Payment, the remaining
Income Benefit Payment will not carry over to future years. Income Benefit Payments can begin as late as the anticipated Payout Date shown on your Contract Data Page (typically the first Contract Anniversary after the oldest Annuitant’s 95th birthday). Upon reaching the Payout Date, we will begin Payout Period
Income Payments unless the Contract is surrendered.
The Income Benefit Payments are guaranteed regardless of investment performance and will continue even if the Contract Value is reduced to zero from Income Benefit Payments. Income Benefit Payments reduce the Death Benefit, Surrender Value, Contract Value, and the Annual Free Withdrawal Amount by

the amount of the Income Benefit Payment. The Income Benefit Payment is a withdrawal of your own
Contract Value unless the Contract Value is reduced to zero. The probability of you outliving your
Contract Value and receiving Income Benefit Payments from our General Account may be minimal.
Withdrawals taken before the Income Benefit Payment Start Date, including RMDs, and withdrawals taken after the Income Benefit Payment Start Date that exceed the Income Benefit Payment amount, will reduce the Income Benefit Base and the Income Benefit Payment, perhaps significantly, and could terminate the Contract. In other words, the Income Benefit Payment is the maximum amount you can withdraw in a Contract Year without reducing or eliminating the Income Benefit rider’s benefits. Income
Benefit Payments continue during the life of the Covered Person(s) unless the Income Benefit Rider is terminated. The Death Benefit is still payable after Income Benefit Payments begin but will be reduced by the Income Benefit Payments.
Once established, the Income Benefit Base and Income Benefit Payment can only decrease if you take an Excess Withdrawal. If an Excess Withdrawal causes the Surrender Value to be less than $2,000, your
Contract will terminate and Income Benefit Payments will cease. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lesser withdrawal to maintain a Surrender Value of at least $2,000. If we are unable to contact you within one
Business Day after receiving your request, we will process the full surrender.
Income Benefit Payments are subject to federal income tax and may be subject to a 10% additional tax if elected prior to age 59½.
Current values for certain terms you need to understand when deciding which Income Benefit rider to choose are set forth in an Income Benefit Supplement to this Prospectus. You should not sign an application for the Contract without first reading the current Income Benefit Supplement. Terms disclosed in previous
Income Benefit Supplements are stated in Appendix C.
Allocation Options
You must specify the percentage of your Purchase Payment to be allocated to each Allocation Option on the Contract Issue Date. Your Purchase Payment and Contract Value will be allocated according to your allocation instructions on file with us. The current Allocation Options under the Contract are shown in the table below. The Risk Control Accounts available to you will vary depending upon which Income
Benefit rider you select and for the IncomeGrowth Performance rider, whether it is before or after your Income Benefit Payment Start Date. See Appendix A. Allocation Options and features may vary by state, and your selling firm may limit the Allocation Options available to you.

ALLOCATION OPTIONS WITH INCOMEGROWTH PROTECTION RIDER
Risk Control Account Crediting Strategy: Floor with Participation Rate and Cap Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*
S&P 500 Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Barclays Risk Balanced Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Fixed Interest Option
Account	Interest Term	Crediting Strategy	Minimum Guarantee
Fixed Account	1-Year	Fixed Interest Rate	Minimum Rate: 0.05%

ALLOCATION OPTIONS WITH INCOMEGROWTH PERFORMANCE RIDER BEFORE THE INCOME BENEFIT PAYMENT START DATE
Risk Control Account Crediting Strategy: Floor with Participation Rate and Cap Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*
S&P 500 Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Barclays Risk Balanced Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Risk Control Account Crediting Strategy: Buffer with Participation Rate and Cap Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*
S&P 500 Index	1-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	1-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
S&P 500 Index	6-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 10% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	6-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 10% Participation Rate: 100%
Barclays Risk Balanced Index	6-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 10% Participation Rate: 100%
Risk Control Account Crediting Strategy: Boost with Participation Rate and Cap Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*
S&P 500 Index	6-Year	Boost: 10% and 20% Cap Rate and Participation Rate	Cap Rate: 10% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	6-Year	Boost: 10% and 20% Cap Rate and Participation Rate	Cap Rate: 10% Participation Rate: 100%
Barclays Risk Balanced Index	6-Year	Boost: 10% and 20% Cap Rate and Participation Rate	Cap Rate: 10% Participation Rate: 100%
Risk Control Account Crediting Strategy: Buffer with Dual Step Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*

S&P 500 Index	6-Year	Buffer: -10% and -20% Dual Step Rate	Dual Step Rate: 10%
Fixed Interest Option
Account	Interest Term	Crediting Strategy	Minimum Guarantee
Fixed Account	1-Year	Fixed Interest Rate	Minimum Rate: 0.05%

ALLOCATION OPTIONS WITH INCOMEGROWTH PERFORMANCE RIDER AFTER THE INCOME BENEFIT PAYMENT START DATE
Risk Control Account Crediting Strategy: Floor with Participation Rate and Cap Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*
S&P 500 Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Barclays Risk Balanced Index	1-Year	Floor: 0% to -10% in 1% increments Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Risk Control Account Crediting Strategy: Buffer with Participation Rate and Cap Rate
Index	Interest Term	Crediting Strategy	Minimum Guarantee*
S&P 500 Index	1-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	1-Year	Buffer: -10% and -20% Cap Rate and Participation Rate	Cap Rate: 1% Participation Rate: 100%
Fixed Interest Option
Account	Interest Term	Crediting Strategy	Minimum Guarantee
Fixed Account	1-Year	Fixed Interest Rate	Minimum Rate: 0.05%
* The Floor, Buffer, and Boost for a Risk Control Account will not change unless the Risk Control Account is discontinued. The Fixed Account and a Risk Control Account with a 0% Floor, a minimum 1%
Cap Rate, and a minimum 100% Participation Rate will always be available. However, we may change or discontinue some or all of the other Allocation Options; any remaining Allocation
Options may have terms that are unacceptable to you and may not provide any protection from index losses, which could result in the loss of the entire amount of your Contract Value. We may not always make available Risk Control Accounts that include the other Crediting Strategies, but if we do, the minimum guarantees are as follows:  Buffer,  -10%; Boost, 10%; Dual Step Rate, 10%; Cap
Rate for 6-Year Interest Terms, 10%.
Interest Terms and Reallocations. Subject to the restrictions of the Income Benefit rider you elect and whether it is before or after your Income Benefit Payment Start Date, each Allocation Option is available on the Contract Issue Date and at the end of the Interest Term. For example, after the Contract Issue
Date, an Allocation Option with a one-year Interest Term may be available every Contract Anniversary, whereas an Allocation Option with a six-year Interest Term may be available every sixth Contract
Anniversary. This means that the six-year Interest Term will not be available for you to allocate Contract
Value to on every Contract Anniversary. If we add an Allocation Option, you will not be able to allocate your Contract Value to the new Allocation Option until the start of the next available Interest Term for that
Allocation Option. Additionally, with respect to the IncomeGrowth Performance rider, the six-year Interest
Term is unavailable for reallocation after the Income Benefit Payment Start Date, if the Payout Date is
less than six years from the start of the Interest Term, or if the length of time until a termination date required by federal regulation is less than six years from the start of the Interest Term. If you have allocated Contract Value to an Allocation Option that becomes unavailable to you for reallocation, your

Contract Value will be applied to a different Allocation Option at the end of the Interest Term as described below.
At least two weeks before the end of an Interest Term, we will notify you of the available Allocation
Options to which you may transfer maturing Contract Value. The new Allocation Options may have different Interest Terms and Crediting Strategies than what was previously available. If we do not receive transfer instructions by Authorized Request at least one Business Day before the end of the current
Interest Term, we will apply the value of the maturing Contract Value to a new Interest Term of the same
Allocation Option. If the same Risk Control Account is not available, we will apply it to the Fixed Account.
New transfer instructions by Authorized Request will supersede any prior transfer instructions for a given
Allocation Option. Except for Flex Transfers, transfers are not permitted during an Interest Term. For example, you may not transfer values from the Fixed Account to any Risk Control Account or transfer values among Risk Control Accounts during an Interest Term.
You should understand the difference between the 6-year Interest Term and the 1-year Interest Term. For the 6-year Interest Term, interest is not calculated or credited until the end of the Interest Term; therefore, the Crediting Strategy factors (i.e., Buffer, Boost, Cap Rate, Participation Rate, and Dual Step Rate) only apply at the end of the Interest Term and not annually. As described below, the application of Interim
Value Calculations on withdrawals, deductions, and transfers from a Risk Control Account before the end of the Interest Term could significantly reduce the values under the Contract and the amount you receive from any payments. Moreover, only the Crediting Base remaining in a Risk
Control Account after a withdrawal or transfer will be credited interest, positive or negative, at the end of the Interest Term.
Fixed Account. The portion of your Contract Value allocated to the Fixed Account is credited interest daily based on the Fixed Interest Rate. The Fixed Interest Rate will never be less than 0.05%. The initial
Fixed Interest Rate is available in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. The Fixed Interest Rate for the initial
Interest Term is shown on your Contract Data Page. We will notify you of Fixed Interest Rates for each subsequent Interest Term at least two weeks before the end of the current Interest Term, or you can contact your financial professional or the Company at 1-800-798-5500 to obtain current rates.
Risk Control Accounts. The portion of your Contract Value allocated to a Risk Control Account is credited with interest, if any, based in part on the investment performance of an external Index over the
Interest Term, subject to the Crediting Strategy unique to each Risk Control Account (shown in the table above). For each Risk Control Account, the Index Return, which can be positive or negative, is calculated by comparing the change in the Index from the first day of the Interest Term to the last day of the Interest
Term.
The Indices can go up or down based on the prices of the securities that comprise the reference
Index. Except for the Barclays Risk Balanced, each Index associated with the Risk Control
Accounts is a "price return index," which means the Index performance does not include dividends paid on the securities comprising the Index. This will reduce Index performance and cause the Index to underperform a direct investment in the underlying securities. The Barclays
Risk Balanced Index reinvests dividends but deducts certain fees. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted. Because the Index Return is calculated and applied at a single point in time, you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Interest Term. It is possible that you will not earn any interest in a Risk Control Account or that we may credit negative interest to the Risk Control Accounts. You could lose a significant amount of money if the Index declines in value.

Each Risk Control Account has a Crediting Strategy that provides a level of downside protection:  Floor,
Buffer, or Boost. The Floor, Buffer, and Boost may provide protection by limiting the amount of negative interest credited to you from negative Index performance. The Floor, Buffer, and Boost do not limit losses from the Surrender Charge, Market Value Adjustment, Interim Value calculation, Income
Benefit Fee, proportionate calculations, or taxes.
•The Floor is the maximum amount of negative interest that we will credit you at the end of an
Interest Term. Negative Index performance will reduce your Risk Control Account Value by up to the amount of the Floor you elected. For example, if you elect a Floor of 0%, a negative Index
Return will not reduce your Risk Control Account Value. If you elect a Floor of -10%, negative
Index performance could reduce your Risk Control Value by up to 10% each Interest Term. We currently offer eleven Floor options:  0%, -1%, -2%, -3%, -4%, -5%, -6%, -7%, -8%, -9%, and
-10%. During the life of your Contract, a Risk Control Account with a Floor of 0% will always be available. There is a risk of loss of principal and previously credited interest of up to the
Floor (a maximum loss of 10% with a Floor of -10%) each Interest Term due to negative
Index performance.
•The Buffer provides you limited protection each Interest Term against negative Index performance up to the Buffer, but we will credit you any negative interest that exceeds the Buffer.
For example, if you choose a -10% Buffer and the Index Return is -5%, your Risk Control Account value will not increase or decrease, because the negative Index performance does not exceed the Buffer. However, if you choose a -10% Buffer and the Index Return is -15%, your Risk Control
Account Value will decrease by 5%, which is the amount of negative interest that exceeds the
Buffer. We currently offer Risk Control Accounts with a -10% Buffer and a -20% Buffer. We may not always make available Risk Control Accounts with Buffers, but if we do, a Buffer of -10% or more will be available. There is a risk of loss of principal and previously credited interest of up to the amount of any negative Index performance that exceeds the Buffer (a maximum loss of 90% with a Buffer of -10%, if the Index declines by 100%) each Interest Term due to negative Index performance.
•The Boost provides you limited protection each Interest Term by increasing any negative Index performance by the amount of the Boost. If the Index Return is zero or positive, the Boost is also the minimum Adjusted Index Return (subject to the Cap Rate). For example, if you choose a 10%
Boost and the Index Return is -5%, your Risk Control Account value will increase by 5% (the -5%
Index Return plus the 10% Boost). If you choose a 10% Boost and the Index Return is -15%, your
Risk Control Account Value will decrease by 5%, (the -15% Index Return plus the 10% Boost).
We currently offer Risk Control Accounts with a 10% Boost and a 20% Boost. We may not always make available Risk Control Accounts with Boosts, but if we do, a Boost of 10% or more will be available. There is a risk of loss of principal and previously credited interest of up to the amount of any negative Index performance that exceeds the Boost (a maximum loss of
90% with a 10% Boost, if the Index declines by 100%) each Interest Term due to negative
Index performance.
Each Risk Control Account also has one or more Crediting Strategies for crediting Index Interest: the Cap
Rate, Participation Rate, and Dual Step Rate. The Cap Rate and Dual Step Rate may limit the amount of interest you can earn from positive Index performance.
•The Cap Rate is the maximum amount of any positive Index interest that we will credit you at the end of an Interest Term. Positive Index performance will increase your Risk Control Account Value by up to the Cap Rate. For example, if the Index Return is 15% and the Cap Rate is 10%, we
would credit you 10%. Generally, the Cap Rate varies according to the level of risk you accept in choosing a Floor, Buffer, or Boost. For example, the Cap Rate would be higher for the -10% Floor
(allowing potentially greater increases and decreases) and lower for the 0% Floor (limiting the amount of potential increases and decreases). Similarly, the Cap Rate will also be higher for a

-10% Buffer or 10% Boost than for a -20% Buffer or 20% Boost. Generally, the Cap Rate will also be higher for a six-year Interest Term than a one-year Interest Term. We reset the Cap Rates at the start of each Interest Term. The Cap Rate for Risk Control Accounts with one-year Interest
Terms will never be less than 1%, and the Cap Rate for Risk Control Accounts with six-year
Interest Terms will never be less than 10%. With the Cap Rate, you may receive only a portion of any positive Index performance.
•The Participation Rate is the percentage of any positive Index interest that we will credit you at the end of an Interest Term. For Risk Control Accounts with a Buffer or Floor, the Participation
Rate is applied to any positive Index Return. For example, if the Index Return is 15% and the
Participation Rate is 110%, we would credit you 16.5% (110% of 15%). For Risk Control Accounts with a Boost, the Participation Rate is applied to any Index Return that is greater than the Boost.
For example, if the Boost is 10%, the Index Return is 15%, and the Participation Rate is 110%,
we would credit you 15.75% (the 10% Boost plus 110% of 5%, the Index Return that is greater than the Boost). We reset the Participation Rate at the start of each Interest Term. The
Participation Rate will never be less than 100%, which means that the Participation Rate alone will not limit the amount of Interest you earn from positive Index performance.
•The Dual Step Rate is the Adjusted Index Return that we will credit you when the Index Return is greater than or equal to the applicable Buffer. In other words, if you choose a Buffer of -10%, the
Dual Step Rate will only apply if there is negative Index Return that is -10% or better, or a positive Index Return. We will not credit you interest from positive Index performance that exceeds the Dual Step Rate. For example, if the Buffer is -10% and the Index Return is -5%
(which is greater than the Buffer), and the Dual Step Rate is 50%, we would credit you with the
Dual Step Rate of 50%. Similarly, if the Buffer is -10% and there is a positive Index Return of
60%, and the Dual Step Rate is 50%, we would credit you with the Dual Step Rate of 50%.
However, if the Buffer is -10% and the Index Return is -15% (which is less than the Buffer), the
Dual Step Rate would not apply, and we would credit you with -5% (the -15% Index Return minus the -5% Buffer).The Dual Step Rate will never be less than 10%. With the Dual Step Rate, you may receive only a portion of any positive Index performance.
Changes to Rates. We set the Cap Rate, Participation Rate, and Dual Step Rate at the start of each
Interest Term and guarantee them for the duration of the Interest Term. The initial Cap Rate, Participation
Rate, and Dual Step Rate are available at least two weeks in advance of the Contract Issue Date and will be provided by your financial professional or by calling the Company at 1-800-798-5500. We may declare a new Cap Rate, Participation Rate, or Dual Step Rate for each subsequent Interest Term and will notify you of any new rates at least two weeks before the end of the current Interest Term. Information about the current Cap Rates, Participation Rates, and Dual Step Rates can be located at: https://www.trustage.com/
zonechoice-income-annuity-rates.
Other Changes to Risk Control Account Options. We may offer additional Risk Control Accounts at our discretion, which includes offering an additional Index, Crediting Strategy, or Interest Term. We may
also discontinue a Risk Control Account or Index at our discretion effective as of the end of an Interest
Term, or under certain circumstances, before the end of an Interest Term. An Index or Risk Control
Account change may negatively affect interest credited and your resulting Contract Value, as well as how you want to allocate Contract Value between available Allocation Options.
Withdrawal Options and Market Value Adjustment
This Contract may not be appropriate for you if you intend to take Excess Withdrawals, which generally include all withdrawals other than Income Benefit Payments, or surrender the Contract.
However, the Contract does offer the following liquidity features during the Accumulation Period.

•Annual Free Withdrawal Amount. Each Contract Year, you may withdraw up to the Annual Free
Withdrawal Amount without incurring a Surrender Charge or Market Value Adjustment. For the
first six Contract Years, the Annual Free Withdrawal Amount is equal to 10% of the Contract Value determined at the beginning of each Contract Year. Beginning on the sixth Contract Anniversary, it is equal to 20% of the Contract Value determined at the beginning of each Contract Year. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year.
Income Benefit Payments are considered a withdrawal for purposes of determining the Annual
Free Withdrawal Amount. The Annual Free Withdrawal Amount is subject to Interim Value calculations and proportionate adjustments.
•Income Benefit Payments. Income Benefit Payments are considered withdrawals. Income Benefit
Payments are not subject to a Surrender Charge or Market Value Adjustment. Each Income
Benefit Payment will reduce the Death Benefit, Surrender Value, Contract Value, and the Annual
Free Withdrawal Amount by the amount of the Income Benefit Payment.
•Partial Withdrawals. You may make partial withdrawals during the Accumulation Period by
Authorized Request. Any applicable Surrender Charge, Market Value Adjustment, Interim Value
calculation, Income Benefit Fee deduction, and proportionate calculations will affect the amount available for a partial withdrawal. A partial withdrawal may reduce your Income Benefit Base,
Death Benefit and Crediting Base by more than the amount of the partial withdrawal. Additionally, only the Crediting Base remaining in the Risk Control Account after a withdrawal will be credited interest, positive or negative, at the end of the Interest Term.
•Systematic Withdrawals. You may elect to receive payments, monthly, quarterly, semi-annually, or annually, subject to the $100 minimum partial withdrawal amount and minimum Surrender Value.
Surrender Charges, the Interim Value calculation, and a Market Value Adjustment may apply.
Although the Contract permits systematic withdrawals (including for Required Minimum
Distributions under the Internal Revenue Code), these withdrawals may have an adverse effect on your values under the Contract. Additionally, we deduct the Income Benefit Fee on an annual basis, including before the end of the Interest Term for Risk Control
Accounts with six-year Interest Terms. If you intend to make ongoing withdrawals other than your Income Benefit Payments, you should consult a financial professional to determine whether the Contract is appropriate for you. You should consult with your financial professional about whether to elect the Fixed Account Automatic Transfer and
Withdrawal Program, which allows Income Payments to be taken only from the Fixed
Account.
•Full Surrender. You may surrender your Contract during the Accumulation Period by Authorized
Request. Upon full surrender, a Surrender Charge and Market Value Adjustment may apply, and the Interim Value calculation may reflect a negative return.
For Contract Value allocated to a Risk Control Account, if you take a withdrawal (including for Income
Benefit Payments), make a Flex Transfer, surrender your Contract, die, begin Payout Options, or we deduct the Income Benefit Fee, the amount withdrawn or transferred before the expiration of an Interest
Term is based on the Interim Value and will reduce the Crediting Base proportionally. The Interim Value calculation may reflect a positive or negative return that increases or decreases the amount remaining in the Risk Control Account, which could result in the loss of your principal and previously credited interest.
Excess Withdrawals and surrenders at any time other than on or within 30 days after each sixth
Contract Anniversary may be subject to the Market Value Adjustment, and Excess Withdrawals and
surrenders during the first six Contract Years may be subject to a Surrender Charge. The Market Value
Adjustment may be positive or negative and could result in the loss of principal and previously credited interest and may significantly decrease the amount you receive upon surrender or partial withdrawal.
Withdrawals and surrenders are subject to federal income taxes and may be subject to a 10% additional tax if taken before the Owner is age 59½. It is possible in extreme circumstances to lose up to 100%

of your principal and previously credited interest due to the Surrender Charge, Interim Value calculation, Market Value Adjustment, Income Benefit Fee, proportionate calculations, and taxes.
The Floor, Buffer, and Boost do not limit such losses; however, full surrenders from the Fixed
Account are subject to the Fixed Account nonforfeiture value.
During an Interest Term, you may make an Authorized Request for a Flex Transfer of some or all of the
Risk Control Account Value from any Risk Control Account to the Fixed Account. The amount transferred is based on the Interim Value (which may reflect a positive or negative return) and will reduce the
Crediting Base of the Risk Control Account proportionally. If you make a Flex Transfer when the Interim
Value reflects a negative return, you may transfer at a loss, which means your remaining Crediting Base will be reduced by more than the transferred amount, and that reduction could be substantial. Additionally, only the Crediting Base remaining in the Risk Control Account after the Flex Transfer will be credited interest, positive or negative, at the end of the Interest Term. The decision to make a Flex Transfer could therefore significantly negatively impact your Risk Control Account Value, which impacts other values under the Contract and the amount you receive from any payments.
Other Contract Features
Fixed Account Automatic Transfer and Withdrawal Program. If you elect to use this program, we will transfer an amount up to your annual Income Benefit Payment from the Risk Control Accounts to the
Fixed Account on every Contract Anniversary. This program may benefit you because it facilitates withdrawals for Income Benefit Payments from the Fixed Account, which is not subject to Interim Value calculations. You should consult with your financial professional when deciding whether to elect this program. Interim Value calculations apply if program transfers are made to the Fixed Account from
Risk Control Accounts with six-year Interest Terms before the end of the current term.
Death Benefit. The Death Benefit during the Accumulation Period is equal to the greater of Contract
Value (including any applicable Interim Value calculation) or the Purchase Payment adjusted for withdrawals as of the date the Death Benefit is payable. We calculate Excess Withdrawals on a proportionate basis when determining the Death Benefit, which could significantly reduce the Death
Benefit, perhaps by substantially more than the amount of the withdrawal. We do not apply a Surrender
Charge or Market Value Adjustment in determining the Death Benefit.
Payout Options. You have several income options to choose from during the Payout Period.
Right to Examine. You may cancel your Contract and return it to your financial professional or to us within 10 days after you receive the Contract (30 days if it is a replacement contract) to receive a refund of the Purchase Payment you paid, less any withdrawals. Some states may permit a longer period for you to return your Contract, or different calculations and requirements for refunded amounts.
Please call your financial professional or the Company at 1-800-798-5500 if you have questions about how your Contract works.

KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE TRUSTAGE™ ZONECHOICE INCOME ANNUITY
FEES, EXPENSES, AND ADJUSTMENTS		Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or take an Excess Withdrawal during the first six Contract Years, you may pay a Surrender
Charge of up to 8% of the amount withdrawn that exceeds the
Annual Free Withdrawal Amount. For example, if you were to
surrender your Contract during the first Contract Year, you could pay a surrender charge of up to $7,200 on a $100,000 investment.
Your loss will be greater if there is a negative Market Value
Adjustment, negative Interim Value adjustment, income taxes, or an additional tax.
If you surrender your Contract or take an Excess Withdrawal from any Allocation Option at any time other than on or within 30 days after each sixth Contract Anniversary, we will apply a Market Value
Adjustment (which may be positive or negative) to the amount being withdrawn that exceeds the Annual Free Withdrawal Amount.
A negative Market Value Adjustment could significantly decrease the amount you receive from an Excess Withdrawal or surrender. In extreme circumstances, losses from the Market Value Adjustment could be as high as 90% of your Contract Value ($90,000 of a
$100,000 investment).
For Contract Value allocated to a Risk Control Account, if you take a withdrawal (including for Income Benefit Payments), make a Flex
Transfer, surrender your Contract, die, begin Payout Options, or we deduct the Income Benefit Fee, the amount withdrawn or
transferred before the expiration of an Interest Term is based on the
Interim Value and will reduce the Crediting Base proportionally. The
Interim Value calculation may reflect a positive or negative return that increases or decreases the amount remaining in the Risk
Control Account, which could result in the loss of your principal and previously credited interest. In extreme circumstances, losses from the Interim Value calculation could be as high as 100% of your Risk
Control Account Value ($100,000 of a $100,000 investment).
The Floor, Buffer, and Boost do not limit losses from the Surrender
Charge, Market Value Adjustment, Income Benefit Fee, Interim
Value calculation, proportionate calculations, or taxes; however, full surrenders from the Fixed Account are subject to the Fixed Account nonforfeiture value.
Fee Table Charges and Adjustments
Are There Transaction Charges?	No.

Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the Allocation Options you
choose.
There is an implicit ongoing fee on the Risk Control Accounts to the extent that the Cap Rate or Dual Step Rate limit your participation in Index gains, which is not reflected in the tables below. This means your returns may be lower than the Index's returns; however, in exchange for accepting limits on Index
gains, you receive some protection from Index losses through the Floors, Buffers, and Boosts.
Please refer to your Contract Data Page and Rider Data Page for information about the specific fees you will pay each year based on the options you have elected.
We assess an annual Income Benefit Fee. The current Income
Benefit Fee Rate and table showing the lowest and highest
annual cost is provided in the Income Benefit Supplement.
Once your Contract is issued, your Income Benefit Fee Rate will not change for the life of your Contract.
Fee Table Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Income Benefit Fee Rate(1)	See Income Benefit Supplement.
(1) As a percentage of the average daily Income Benefit Base for the prior Contract Year.
Because your Contract is customizable, the choices you make
affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from
the Contract, which could result in Surrender Charges,
negative Interim Value calculations, and a negative Market
Value Adjustment that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
See Income Benefit Supplement.
RISKS				Location in Prospectus

Is There a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract, including loss of principal and previously credited interest, due to negative
Index performance.
There is a risk of loss of principal and previously credited interest of up to the Floor (a maximum loss of 10% with a Floor of -10%)
each Interest Term due to negative Index performance.
There is a risk of loss of principal and previously credited interest of up to the amount of any negative Index performance that exceeds the Buffer (a maximum loss of 90% with a Buffer of -10%, if the
Index declines by 100%) each Interest Term due to negative Index performance.
There is a risk of loss of principal and previously credited interest of up to the amount of any negative Index performance that exceeds the Boost (a maximum loss of 90% with a 10% Boost, if the
Index declines by 100%) each Interest Term due to negative Index performance.
The Fixed Account and a Risk Control Account with a 0%
Floor, a minimum 1% Cap Rate, and a minimum 100%
Participation Rate will always be available. However, we may change or discontinue some or all of the other Allocation
Options; any remaining Allocation Options may have terms
that are unacceptable to you and may not provide any
protection from index losses, which could result in the loss of the entire amount of your Contract Value.
Principal Risks of Investing in the Contract
Is this a Short- Term Investment?
No. The Contract is not a short-term investment and is not
appropriate if you need ready access to cash. The benefits of tax deferral mean that the Contract is more beneficial if you have a long time horizon.
Excess Withdrawals and surrenders may be subject to a Surrender
Charge and a Market Value Adjustment (which may be positive or negative) to the extent they exceed the Annual Free Withdrawal
Amount. All withdrawals and surrenders (including withdrawals for
Income Benefit Payments) from a Risk Control Account before the end of an Interest Term are subject to the Interim Value calculation
(which may be positive or negative) and proportional adjustment of the Crediting Base. Amounts withdrawn are also subject to federal and state income taxes, and, if taken before age 59½, a 10%
additional tax. Excess Withdrawals will also reduce the Death
Benefit and Income Benefit Payment, perhaps by significantly more than the amount of the withdrawal.
At least two weeks before the end of an Interest Term, you will be notified of the available Allocation Options to which you may transfer maturing Contract Value. The new Allocation Options may have different Interest Terms and Crediting Strategies than what was previously available. If we do not receive transfer instructions by Authorized Request at least one Business Day before the end of the current Interest Term, we will apply the maturing Contract Value to a new Interest Term of the same Allocation Option. If the same
Risk Control Account is not available, we will apply the value to the
Fixed Account.
Principal Risks of Investing in the Contract Charges and Adjustments Federal Income Tax Matters

What are the Risks Associated with the Allocation Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the
performance of the Allocation Options available under the Contract.
Each Allocation Option, including the Risk Control Accounts and the
Fixed Account, has its own unique risks. You should review the
Allocation Options carefully before making an investment decision.
The Cap Rate and Dual Step Rate may limit positive Index returns.
For example, if the Index performance is 20%, and the Cap Rate or
Dual Step Rate (as applicable) is 10%, we will credit 10% in interest at the end of the Interest Term. You may earn less than the
Index performance as a result.
The Floor, Buffer, and Boost will limit negative Index performance and thereby provide limited protection in the case of a market decline. For example, if the Index performance is -25% and the
Floor is -10%, we will credit -10% at the end of the Interest Term. If the Index performance is -25% and the Buffer is -10%, we will credit -15% at the end of the Interest Term. If the Index
performance is -25% and the Boost is 10%, we will credit -15% at the end of the Interest Term.
Except for the Barclays Risk Balanced, each Index associated with the Risk Control Accounts is a "price return index," which means the Index performance does not include dividends paid on the securities comprising the Index. This will reduce Index performance and will cause the Index to underperform a direct investment in the underlying securities. The Barclays Risk Balanced Index reinvests dividends but deducts certain fees. These deductions will reduce
Index performance, and the Index will underperform similar
portfolios from which these fees and costs are not deducted.
Principal Risks of Investing in the Contract Risk Control Account Options Appendix A
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the
Company. Any obligations (including under the Fixed Account and the Risk Control Accounts), guarantees (such as the Income
Benefit and Death Benefit), or benefits are subject to the
Company's claims-paying ability. More information about the
Company, including its financial strength ratings, is available upon request by calling 1-800-798-5500.
Principal Risks of Investing in the Contract
RESTRICTIONS		Location in Prospectus
Are There Restrictions on the Allocation Options?	Yes, as described below there are restrictions on certain features of allocations, transfers, withdrawals, and Allocation Option features.

Risk Control Account Restrictions. The Risk Control Accounts
available to you will vary depending upon which Income Benefit rider you select and whether it is before or after your you Income
Benefit Payment Start Date. The Risk Control Accounts are more limited in number and upside potential with the IncomeGrowth
Protection rider, and with the IncomeGrowth Performance rider for reallocations after the Income Benefit Payment Start Date. With the
IncomeGrowth Protection Rider, Risk Control Accounts are limited to the Floor with Participation and Cap Rate Crediting Strategies with one-year Interest Terms, and the Fixed Account. For the
IncomeGrowth Performance Rider, after the Income Benefit
Payment Start Date, Risk Control Accounts with six-year Interest
Terms, including any Boost and Dual Step Rate options, are no longer available as reallocation options. See Appendix A.
Allocating Your Purchase Payment

Allocation Timing. Subject to the restrictions of the Income Benefit rider you elect and whether it is before or after your Income Benefit
Payment Start Date, each Allocation Option is available on the
Contract Issue Date and at the end of the Interest Term. For
example, after the Contract Issue Date, an Allocation Option with a one-year Interest Term may be available every Contract
Anniversary, whereas an Allocation Option with a six-year Interest
Term may be available every sixth Contract Anniversary. If we add an Allocation Option, you will not be able to allocate your Contract
Value to the new Allocation Option until the start of the next available Interest Term for that Allocation Option. Additionally, with respect to the IncomeGrowth Performance rider, the six-year
Interest Term is unavailable for reallocation after the Income Benefit
Payment Start Date, if the Payout Date is less than six years from the start of the Interest Term, or if the length of time until a termination date required by federal regulation is less than six years from the start of the Interest Term.
Allocating Your Purchase Payment

Changes to Allocation Options and Features. We may set a new
Cap Rate, Participation Rate, Dual Step Rate and/or Fixed Interest
Rate for a subsequent Interest Term. We will notify you of any new rates at least two weeks before the end of the current Interest
Term.
We reserve the right to add, substitute, or eliminate Indices and
Allocation Options as described in this Prospectus. If there is a delay between the date we remove the Index and the date we add a substitute Index, your Risk Control Account Value will be based on the value of the Index on the date the Index ceased to be available, which means market changes during the delay will not be used to calculate the index interest.
We may change, discontinue, or establish restrictions on Flex
Transfers, including limitations on the number, frequency, or amount of Flex Transfers, at any time.
Risk Control Account Options
Are There any Restrictions on Contract Benefits?
Yes. The Benefits under the Contract, including Systematic
Withdrawals and automatic transfers, are subject to additional limitations on the amounts that you may request and the timing for requesting and terminating such programs. Market Value
Adjustments, Interim Value calculations, and Surrender Charges may apply.
Benefits Available under the Contract
TAXES	Location in Prospectus
What Are the Contract's Tax Implications?
You should consult with a tax professional to determine the tax implications of the Contract. There is no additional tax benefit if you purchase the Contract through a qualified retirement plan or individual retirement account (IRA). Withdrawals from the Contract are subject to ordinary income tax, and may be subject to a 10%
additional tax if taken before age 59½.
Federal Income Tax Matters
CONFLICTS OF INTEREST	Location in Prospectus

How Are Investment Professionals Compensated?
Some investment professionals (also referred to as "financial professionals" in this prospectus) may receive compensation for selling the Contract to you in the form of commissions or other compensation. These other forms of compensation may include
cash bonuses, insurance benefits and financing arrangements.
Non-cash benefits may include conferences, seminars and trips
(including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may also pay asset-based commissions (sometimes called trail commissions) in addition to Purchase Payment-based
commissions. Investment professionals may also receive other payments from us for services that do not directly involve the sale of the Contracts, including personnel recruitment and training, production of promotional literature and similar services.
As a result of these compensation arrangements, investment
professionals may have a financial incentive to offer or recommend the Contract over another investment. You should ask your
investment professional for additional information about the compensation he or she receives in connection with your purchase of the Contract.
Other Information - Distribution of the Contract
Should I Exchange My Contract?
You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract. Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own.
Getting Started - The Accumulatio n Period - Tax Free 1035 Exchanges

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions and Limitations
Income Benefit	Provides for Income Benefit Payments to be made each year for the life of the Covered Person(s)	Standard	3.00%	Excess Withdrawals may reduce the Income Benefit Base by more than the amount of the withdrawal.
Fixed Account Automatic Transfer and Withdrawal Program	Allows you to have Income Benefit Payments taken from the Fixed Account	Optional	No Charge	Program can only begin on a Contract Anniversary and on or after the Income Benefit Payment Start Date.
Death Benefit	Provides a Death Benefit if the Owner dies during the Accumulation Period	Standard	No Charge	Excess Withdrawals may reduce the Death Benefit by more than the amount of the withdrawal.
Systematic Withdrawals	Provide payments on a schedule as set up by you.	Optional	No Charge	Withdrawals may be subject to a Market Value Adjustment or Surrender Charge.

BUYING THE CONTRACT

The minimum Purchase Payment for a Non-Qualified or Qualified Contract is $10,000. The Company
does not allow additional Purchase Payments. A Purchase Payment for a Contract, or Purchase
Payments for multiple Contracts owned by the same individual, that equals or exceeds $1 million requires our prior approval, which may be withheld at our sole discretion.
We offer the Contract to individuals and certain non-natural persons (such as certain types of trusts). To purchase a Contract, you and the Annuitant must be at least Age 21 and no older than Age 85.
We sell the Contract through financial professionals. To start the purchase process, you must submit an application to your financial professional. The Purchase Payment must either be paid at the Company’s
Administrative Office or delivered to your financial professional. Your financial professional will then forward your completed application and Purchase Payment (if applicable) to us. The selling firm’s determination of whether the Contract is suitable for you may delay our receipt of your application. Any such delays will affect when we issue your Contract.
If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the Purchase Payment, the Purchase Payment will be allocated to the Allocation Options you choose on the next available Contract Issue Date.
After we receive a completed application, Purchase Payment, and all other information necessary to process a purchase order in Good Order, we will begin the process of issuing the Contract on the next

Contract Issue Date available. Contract Issue Dates offered by the Company are currently the 10th and
25th of each month. If we receive the application for a Contract in Good Order by noon at least two business days prior to the next Contract Issue Date, which includes our receipt of the Purchase Payment, we will issue the Contract on the next available Contract Issue Date. If 10th or 25th is a non-Business
Day, we issue the Contract on the next Business Day with an effective Contract Issue Date of the 10th or
25th. Please note that during the period between the date your Purchase Payment is delivered to us and the next available Contract Issue Date, we will hold your Purchase Payment in our General Account and not pay interest on it. Thus, during that period, your Purchase Payment will not be allocated to either the
Risk Control Accounts or the Fixed Account.
On the Contract Issue Date, your Purchase Payment will be allocated according to your allocation instructions on file with us. You must specify the percentage of your Purchase Payment to be allocated to each Allocation Option on the Contract Issue Date. The amount you direct to an Allocation Option must be in whole percentages from 1% to 100% of the Purchase Payment, and your total allocation must equal
100%. If you do not indicate your allocations on the application, our Administrative Office will attempt to contact your financial professional and/or you for clarification. We will not issue the Contract without your allocation instructions.

MAKING WITHDRAWALS:  ACCESSING THE MONEY IN YOUR CONTRACT

Partial Withdrawals
At any time during the Accumulation Period you may make partial withdrawals by Authorized Request in
Good Order. The minimum partial withdrawal amount is $100. Unless you instruct us otherwise, withdrawals will be processed proportionally from the Contract Value in all Allocation Options. Any applicable Surrender Charge, Market Value Adjustment, and Interim Value calculation will affect the amount available for a partial withdrawal. We will pay you the amount you request in connection with a partial withdrawal by reducing Contract Value in the Fixed Account or the appropriate Risk Control
Accounts.
Partial withdrawals for less than $25,000 are permitted by telephone and in writing. The written consent of all Owners must be obtained before we will process the partial withdrawal. If an Authorized Request in
Good Order is received by 4:00 P.M. Eastern Time, it will be processed that day. If an Authorized Request in Good Order is received after 4:00 P.M. Eastern Time, it will be processed on the next Business Day.
If a partial withdrawal other than an Income Benefit Payment would cause your Surrender Value to be less than $2,000, we will treat your request for partial withdrawal as a request for full surrender of your
Contract. Before processing the full surrender, we will attempt to contact you or your financial professional to provide the opportunity for you to take a lower amount to maintain a Surrender Value of at least $2,000.
If we are unable to contact you within one Business Day after receiving your request, we will process the full surrender.

The Contract may not be appropriate for investors who plan to take Excess Withdrawals
(including systematic withdrawals and Required Minimum Distributions) or surrender the
Contract. Excess Withdrawals may be subject to a Market Value Adjustment and Surrender
Charge. All withdrawals, deductions, and transfers from a Risk Control Account (including for
Income Benefit Payments and Income Benefit Fees) prior to the end of an Interest Term are subject to the Interim Value calculation and proportional reduction of the Crediting Base. Excess
Withdrawals reduce the Income Benefit Base, which is used to determine the Income Benefit
Payment, and the Purchase Payment, which is used to determine the Death Benefit, by the ratio of the withdrawal (including any Surrender Charge and Market Value Adjustment) to the Contract
Value immediately prior to the withdrawal. As a result, reductions due to Excess Withdrawals may be substantially more than the amount withdrawn, could significantly decrease your Income
Benefit Payment, Death Benefit, and remaining Contract Values, and could terminate the Income
Benefit and the Contract.
Systematic Withdrawals
Our systematic withdrawal program is an administrative program designed for you to take recurring automatic withdrawals. Although the Contract permits systematic withdrawals (including for
Required Minimum Distributions under the Internal Revenue Code) from the Risk Control
Accounts, these withdrawals may have an adverse effect on your values under the Contract. If you intend to make ongoing withdrawals other than your Income Benefit Payments, you should consult a financial professional to determine whether the Contract is appropriate for you.
Surrenders
You may surrender your Contract for the Surrender Value at any time during the Accumulation Period by
Authorized Request. The consent of all Owners must be obtained before the Contract is surrendered. If an Authorized Request in Good Order is received before 4:00 P.M. Eastern Time on a Business Day, it will be processed that day. If an Authorized Request in Good Order is received at or after 4:00 P.M. Eastern
Time on a Business Day or on a non-Business Day, it will be processed on the next Business Day.
If you surrender the Contract, you will be paid the Surrender Value, as of the Business Day we received your Authorized Request in Good Order.
The Surrender Value is calculated separately for the Fixed Account and Risk Control Accounts.
The Surrender Value for the Fixed Account is equal to:
1)Your Fixed Account Value at the end of the Valuation Period in which we receive your Authorized
Request; minus
2)Any applicable Income Benefit Fee and Surrender Charge; adjusted for
3)Any applicable Market Value Adjustment; and
4)Where the resulting value is not less than the Fixed Account Nonforfeiture Value.
The Surrender Value for the Risk Control Accounts is equal to:
1)Your Risk Control Account Value at the end of the Valuation Period in which we receive your
Authorized Request; minus
2)Any applicable Income Benefit Fee and Surrender Charge; and adjusted for
3)Any applicable Market Value Adjustment.
Instead of crediting interest to amounts that are surrendered prior to the end of the Interest Term, the amount surrendered is based on the Interim Value (which may reflect a positive or negative return) and will reduce the Crediting Base proportionally. The Surrender Value could be significantly lower than your Contract Value due to the Interim Value calculation, Market Value
Adjustment, and Surrender Charge. A surrender is subject to income tax and, if taken before age

59½, a 10% additional tax may apply. You should consult a tax adviser before requesting a surrender.
Upon payment of the Surrender Value, this contract is terminated, and we have no further obligation under the Contract or the Income Benefit. We may require that the Contract be returned to our
Administrative Office prior to making payment of the Surrender Value. The Surrender Value will not be less than the amount required by state law or the Interstate Insurance Product Regulation Commission,
depending on the state in which the contract was delivered for sale. We will pay you the amount you request in connection with a full surrender by withdrawing Contract Value in the Fixed Account and the
Risk Control Accounts.
Annual Free Withdrawal Amount
Your Annual Free Withdrawal Amount is the amount that can be withdrawn each Contract Year without incurring a Surrender Charge or Market Value Adjustment. For the first six Contract Years the Annual Free
Withdrawal Amount is equal to 10% of the Contract Value determined at the beginning of each Contract
Year. Beginning on the sixth Contract Anniversary, it is equal to 20% of the Contract Value determined at the beginning of each Contract Year. Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year. Income Benefit Payments are considered a withdrawal for purposes of determining the Annual Free Withdrawal Amount. The Annual Free Withdrawal Amount is still subject to
Interim Value calculations and proportionate adjustments. Partial annuitization will count toward the
Annual Free Withdrawal Amount.
The Annual Free Withdrawal Amount is subtracted from surrenders for purposes of calculating the
Surrender Charge and Market Value Adjustment.
Partial Withdrawal and Surrender Restrictions
Your right to make partial withdrawals and surrender the Contract is subject to any restrictions imposed by any applicable law or employee benefit plan.
Right to Defer Payments
We reserve the right to postpone payment for up to six months after we receive your Authorized Request in Good Order, subject to obtaining prior written approval by the state insurance commissioner if required by the law of the state in which we issued the Contract. In the event we postpone payment, we will pay interest on the proceeds if required by state law, calculated at the effective annual rate and for the time period required under state law.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Allocation Option or from the Contract.
Please refer to your Contract Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from an Allocation Option or from the Contract, transfer Contract
Value between Allocation Options, or request special services. State premium taxes may also be deducted.

Transaction Expenses	Charge
Maximum Surrender Charge (as a percentage of Contract Value surrendered or withdrawn)(1)	8%
(1)During the first six Contact Years, we deduct a Surrender Charge from each Excess Withdrawal or surrender that exceeds the
Annual Free Withdrawal Amount. We do not assess a Surrender Charge on certain withdrawals and surrenders, such as under the Nursing Home or Hospital Waiver or Terminal Illness Waiver.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Allocation Option or from the Contract prior to the end of an Interest Term.

Adjustments	Charge
Interim Value Maximum Potential Loss (as a percentage of Contract Value withdrawn or surrendered)(1)	100%
Market Value Adjustment Maximum Potential Loss (as a percentage of Contract Value withdrawn or surrendered)(2)	90%
(1)For Contract Value allocated to a Risk Control Account, if you take a withdrawal (including for Income Benefit Payments), make a Flex Transfer, surrender your Contract, die, begin Payout Options, or we deduct the Income Benefit Fee, the amount withdrawn or transferred before the expiration of an Interest Term is based on the Interim Value and will reduce the Crediting
Base proportionally. The Interim Value calculation may reflect a positive or negative return that increases or decreases the amount remaining in the Risk Control Account, which could result in the loss of your principal and previously credited interest.
(2)If you surrender your Contract or take an Excess Withdrawal from any Allocation Option at any time other than on or within 30 days after each sixth Contract Anniversary, we will apply a Market Value Adjustment (which may be positive or negative) to the amount being withdrawn that exceeds the Annual Free Withdrawal Amount. A negative Market Value Adjustment could significantly decrease the amount you receive from an Excess Withdrawal or surrender.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

Annual Contract Expenses	Current Charge	Maximum Charge
Income Benefit Fee Rate(1) (as a percentage of the average daily Income Benefit Base for the prior Contract Year)(2)	See Income Benefit Supplement.	3%
(1)Once your Contract is issued, your Income Benefit Fee Rate will not change for the life of your Contract.
(2)The Income Benefit Fee is deducted proportionally from the Contract Value of each Allocation Option on each Contract
Anniversary.
In addition to the fees described above, the Cap Rates and Dual Step Rates limit the amount you can earn with respect to each Risk Control Account. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
A-1

APPENDIX: ALLOCATION OPTIONS AVAILABLE UNDER THE CONTRACT

Note: If you surrender your Contract or take an Excess Withdrawal from any Allocation Option at any time other than on or within 30 days after each sixth Contract Anniversary, we will apply a
Market Value Adjustment (which may be positive or negative) to the amount being surrendered or withdrawn that exceeds the Annual Free Withdrawal Amount. A negative Market Value Adjustment could significantly decrease the amount you receive from an Excess Withdrawal or surrender.
Risk Control Account Options
The following is a list of the Risk Control Accounts currently available under the Contract. Depending upon which Income Benefit rider you select and for the IncomeGrowth Performance rider, whether it is before or after your Income Benefit Payment Start Date, you may not be able to invest in certain Risk Control Accounts, as noted below.
We may change the features of the Risk Control Accounts listed below (including the Index, Floors, Cap
Rates, Participation Rates, Buffers, Boosts, and Dual Step Rates), offer new Risk Control Accounts, and terminate existing Risk Control Accounts. We will provide you with written notice before making any changes other than changes to the current Cap Rates, Participation Rates, and Dual Step Rates.
Information about current Cap Rates, Participation Rates and Dual Step Rates is available at https://
www.trustage.com/zonechoice-income-annuity-rates.
Note: For Contract Value allocated to a Risk Control Account, if you take a withdrawal (including for Income Benefit Payments), make a Flex Transfer, surrender your Contract, die, begin Payout
Options, or we deduct the Income Benefit Fee, the amount withdrawn or transferred before the expiration of an Interest Term is based on the Interim Value. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Interest Term.

RISK CONTROL ACCOUNT OPTIONS
Risk Control Account Crediting Strategy: Floor with Participation Rate and Cap Rate(1)
Index(2)	Type of Index	Crediting Period(3)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	1-Year	Floor: 0% to -10% in 1% increments	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	1-Year	Floor: 0% to -10% in 1% increments	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
A-2

Barclays Risk Balanced Index	Allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk.	1-Year	Floor: 0% to -10% in 1% increments	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
Risk Control Account Crediting Strategy: Buffer with Participation Rate and Cap Rate(1)
Index(2)	Type of Index	Crediting Period(3)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	1-Year	Buffer: -10% and -20%	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	1-Year	Buffer: -10% and -20%	•Minimum Cap Rate: 1% •Minimum Participation Rate: 100%
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Buffer: -10% and -20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	6-Year	Buffer: -10% and -20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Barclays Risk Balanced Index	Allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk.	6-Year	Buffer: -10% and -20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Risk Control Account Crediting Strategy: Boost with Participation Rate and Cap Rate(1)
Index(2)	Type of Index	Crediting Period(3)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
A-3

S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Boost: 10% and 20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Dimensional US Small Cap Value Systematic Index	Stock market index that invests within the smallest 8% of the US market down to $100 million in market capitalization with relative prices in the lowest 40% when ranked by price to book.	6-Year	Boost: 10% and 20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Barclays Risk Balanced Index	Allocates between equities and fixed income using the principles of Modern Portfolio Theory, which seeks to maximize the expected return based on a given level of market risk.	6-Year	Boost: 10% and 20%	•Minimum Cap Rate:10% •Minimum Participation Rate: 100%
Risk Control Account Crediting Strategy: Buffer with Dual Step Rate(1)
Index(2)	Type of Index	Crediting Period(3)	Limit on Index Loss (if held to the end of the Crediting Period)	Minimum Limit on Index Gain (for the Life of the Risk Control Account)
S&P 500 Index	Stock market index based on market capitalizations of 500 leading companies publicly traded in the U.S. stock market.	6-Year	Buffer: -10% and -20%	Dual Step Rate: 10%
(1)During the life of your Contract, the Fixed Account and a Risk Control Account with a 0%
Floor, a minimum 1% Cap Rate, and a minimum 100% Participation Rate will always be available. However, we may change or discontinue some or all of the other Risk Control
Accounts; any remaining Allocation Options may have terms that are unacceptable to you and may not provide any protection from index losses, which could result in the loss of the entire amount of your Contract Value. The Participation Rate will never be less than 100%. We may not always make available Risk Control Accounts with Buffers, but if we do, a Buffer of -10%
or more will be available. We may not always make available Risk Control Accounts with
Boosts, but if we do, a Boost of 10% or more will be available. The Cap Rate for Risk Control
Accounts with one-year Interest Terms will never be less than 1%, and the Cap Rate for Risk
Control Accounts with six-year Interest Terms will never be less than 10%. We may not always make available Risk Control Accounts with Dual Step Rates, but if we do, the Dual Step Rate will never be less than 10%.
(2)Except for the Barclays Risk Balanced, the performance of each Index associated with the Risk
Control Accounts does not include dividends paid on the securities comprising the Index, and therefore, the performance of the Index does not reflect the full performance of those underlying securities. This will reduce Index performance and will cause the Index to underperform a direct investment in the underlying securities. The Barclays Risk Balanced Index reinvests dividends but deducts a fee of 0.5% for the equity exposure, and 0.2% per year for the treasury exposure, and a cost equal to SOFR plus 0.1145% for the equity component. Therefore, the aggregate fee will depend on the Index's relative allocations to the equity and treasury components from time to time, which are determined by the volatility control mechanism. SOFR refers to the Secured Overnight Financing
Rate, which was 4.49% as of December 31, 2024. The New York Fed publishes the SOFR on its
A-4
website each Business Day. These deductions will reduce Index performance, and the Index will underperform similar portfolios from which these fees and costs are not deducted.
(3)We credit interest to each Risk Control Account at the end of each Interest Term by comparing the change in the Index from the first day of the Interest Term to the last day of the Interest Term.
Because Index interest is calculated on a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Interest Term.

RISK CONTROL ACCOUNT OPTIONS AVAILABILITY
Risk Control Account Crediting Strategy	Index, Crediting Period	IncomeGrowth Protection	IncomeGrowth Performance
			Before Income Benefit Payment Start Date	After Income Benefit Payment Start Date
Floor with Participation Rate and Cap Rate	S&P 500 1-year	☑	☑	☑
	Dimensional US Small Cap Value Syst., 1-year	☑	☑	☑
	Barclays Risk Balanced 1-year	☑	☑	☑
Buffer with Participation Rate and Cap Rate	S&P 500 1-year		☑	☑
	Dimensional US Small Cap Value Syst., 1-year		☑	☑
	S&P 500 6-year		☑
	Dimensional US Small Cap Value Syst., 6-year		☑
	Barclays Risk Balanced 6-year		☑
Boost with Participation Rate and Cap Rate	S&P 500 6-year		☑
	Dimensional US Small Cap Value Syst., 6-year		☑
	Barclays Risk Balanced 6-year		☑
Buffer with Dual Step Rate	S&P 500 Index 6-year		☑
More information about the Risk Control Accounts, the Market Value Adjustment, and the Interim Value
calculation is available under ”Risk Control Account Options” and “Charges and Adjustments.”
Fixed Account
The following is a list of Fixed Account Options currently available under the Contract. We may change the features of the Fixed Account Options listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	1 year	0.05%(1)
(1)  Full withdrawals or full surrenders from the Fixed Account are subject to a minimum nonforfeiture value.
This Initial Summary Prospectus incorporates by reference the Prospectus and Statement of Additional
Information for the Contract, both dated September 30, 2025, as supplemented. The SAI may be obtained, free of charge, in the same manner as the Prospectus.
EDGAR Contract Identifier:  C000263436